Exhibit 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
Borders Group, Inc. et al.	:	Case No. 11-10614
:
Debtors	:
X

Monthly Operating Report for the Period
From February 16, 2011 to March 26, 2011

Debtors' Address:	100 Phoenix Drive
Ann Arbor, MI 48108-2202
Telephone: 734-477-1100

Debtors' Attorneys:	David M. Friedman
1633 Broadway
New York, New York 10019
Telephone: (212) 506-1700

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/Glen Tomaszewski	4/29/2011
Glen Tomaszewski
Vice President, Chief Accounting Officer and Controller
Borders Group, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

		Federal Tax I.D. #	38-3294588

REQUIRED DOCUMENTS	FORM NO.	DOCUMENT ATTACHED	EXPLANATION ATTACHED
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR-7)			x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report includes activity from the following Debtors:

Debtor	Case Number
Borders Group, Inc.	11-10614
Borders, Inc.	11-10615
Borders International Services, Inc.	11-10616
Borders Direct, LLC	11-10617
Borders Properties, Inc.	11-10618
Borders Online, Inc.	11-10619
Borders Online, LLC	11-10620
BGP (UK) Limited	11-10621

General Notes:
The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP").  In addition, the financial statements and supplemental information contained herein represent condensed combined information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and include the results of operations for non-Debtor affiliates, which amounts are immaterial. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

NOTES TO MONTHLY OPERATING REPORT

MOR-1
Cash is received as described in the Debtors' motion to approve their cash management system and is consistent with the Debtors' cash management practices.  Cash receipts and disbursements related to intercompany transfers among the Debtor entities have also been excluded from the analysis.

MOR - 4
The Debtors believe they are paying all undisputed taxes when due and timely preparing and filing all tax returns, or obtaining extensions where necessary.

MOR-6
The Debtors have not included any payments of normal course wages, benefits or the payment of board fees to insiders.  The Debtors have also not reported payments to professionals utilized in the ordinary course of business.

MOR-7
The Debtors have paid certain pre-petition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments.  The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1
($000's)

Debtor	Cash Receipts
Combined Debtors	$506,022
Total Cash Receipts	$506,022

Debtor	Case Number	Cash Disbursements
Borders Group, Inc.	11-10614	$(49,643)
Borders, Inc.	11-10615	(457,005)
Borders International Services, Inc.	11-10616	-
Borders Direct, LLC	11-10617	(8,314)
Borders Properties, Inc.	11-10618	(23)
Borders Online, Inc.	11-10619	-
Borders Online, LLC	11-10620	-
BGP (UK) Limited	11-10621	-
Total Cash Disbursements		$(514,985)

Notes
1 - Amounts exclude receipts / disbursements made on behalf of the Debtors that did not flow through a Debtor bank account.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

BANK RECONCILIATIONS 1, 2, 3
($000's)

Debtor	Case Number	Bank and Account Description	Bank Account No.	Bank Balance
Borders Group, Inc.	11-10614	BGI Concentration Account	1001738167	$224
Borders, Inc.	11-10615	Bank of America Corporate Depository	4427082445	4,061
Borders, Inc.	11-10615	Borders Inc. Concentration Acct	1001744196	277
Borders, Inc.	11-10615	Waldenbooks Concentration Acct	66724060	499
Borders, Inc.	11-10615	Waldenbooks A/R	66724126	6
				$5,067

Notes
1 - The Debtors have not included copies of bank statements or cash disbursement journals due to the voluminous nature of these requests.
2 - The Debtors reconcile their bank accounts on a monthly basis.
3 - The Debtors have excluded accounts with no balance as of the end of the reporting period and have also excluded accounts that receive cash deposits from local stores, which amounts are regularly swept to the Debtors' primary accounts listed above.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

STATEMENT OF OPERATIONS 1
($MM)

Feb-11

Sales	$127.0
Other revenue	38.5
Total revenue	165.5

Cost of merchandise sold (includes occupancy)	139.9
Gross margin	25.6
Selling, general and administrative expenses	40.3
Operating income (loss)	(14.7)

Interest expense (income)	2.2
Warrant/put expense (income)	(1.5)
Loss on extinguishment of debt	19.6
Total interest expense (income)	20.3

Income (loss) before reorganization items and income taxes	(35.0)

Reorganization items, net	(6.7)
Income (loss) before income taxes	(28.3)

Income tax provision (benefit)	-
Net income (loss)	$(28.3)

Notes
1 - Statement reflects the results from operations for January 30, 2011 - February 26, 2011.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

STATEMENT OF OPERATIONS 1
($MM)

Mar-11

Sales	$91.4
Other revenue	73.8
Total revenue	165.2

Cost of merchandise sold (includes occupancy)	152.2
Gross margin	13.0
Selling, general and administrative expenses	34.1
Operating income (loss)	(21.1)

Interest expense (income)	2.1
Warrant/put expense (income)	-
Loss on extinguishment of debt	-
Total interest expense (income)	2.1

Income (loss) before reorganization items and income taxes	(23.2)

Reorganization items, net	1.1
Income (loss) before income taxes	(24.3)

Income tax provision (benefit)	-
Net income (loss)	$(24.3)

Notes
1 - Statement reflects the results from operations for February 27, 2011 - March 26, 2011.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

BALANCE SHEET 1
($MM)

Feb-11

Assets
Current assets:
Cash and cash equivalents	$80.9
Merchandise inventories	576.7
Accounts receivable and other current assets	48.3
Total current assets	705.9

Property and equipment, net of accumulated depreciation	203.1
Other assets	33.2
Total assets	$942.2

Liabilities
Current liabilities:
Short term debt-credit facility	$127.5
Capital lease liability	1.4
Trade accounts payable	2.6
Accrued payroll and other liabilities	314.1
Taxes, including income taxes	30.2
Total current liabilities	475.8

Long-term debt	1.0
Other long-term liabilities	264.5
Liabilities subject to compromise	383.0
Total liabilities	1,124.3

Stockholders' equity:
Common stock	188.5
Retained deficit	(370.6)
Total stockholders' equity	(182.1)

Total liabilities and stockholders' equity	$942.2

Notes
1 - Balance sheet reflects balances as of February 26, 2011.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

BALANCE SHEET 1
($MM)

Mar-11

Assets
Current assets:
Cash and cash equivalents	$41.8
Merchandise inventories	501.9
Accounts receivable and other current assets	88.0
Total current assets	631.7

Property and equipment, net of accumulated depreciation	181.5
Other assets	32.6
Total assets	$845.8

Liabilities
Current liabilities:
Short term debt-credit facility	$99.5
Capital lease liability	1.4
Trade accounts payable	4.8
Accrued payroll and other liabilities	258.0
Taxes, including income taxes	33.6
Total current liabilities	397.3

Long-term debt	1.0
Other long-term liabilities	258.2
Liabilities subject to compromise	395.5
Total liabilities	1,052.0

Stockholders' equity:
Common stock	188.7
Retained deficit	(394.9)
Total stockholders' equity	(206.2)

Total liabilities and stockholders' equity	$845.8

Notes
1 - Balance sheet reflects balances as of month end March 26, 2011.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

STATUS OF POSTPETITION TAXES 1, 3
($000's)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$-	$3,036	$3,036	$-
FICA-Employee	-	1,729	1,729	-
FICA-Employer	-	2,341	2,341	-
Unemployment	-	167	-	167
Total Federal Taxes	-	7,273	7,106	167

State and Local
Withholding	$-	$939	$796	$143
Sales	23,683	-	23,683	-
Unemployment	-	867	-	867
Business Licenses	249	-	249	-
Real Property 2	-	-	-	-
Personal Property	55	-	55	-
Income/Franchise	67	-	67	-
Total State and Local	$24,054	$1,806	$24,850	$1,010

Total Taxes	$24,054	$9,079	$31,956	$1,177

Notes
1 - The Debtors have not included copies of Form 6123 and tax returns filed during this period due to the voluminous nature of these reports.
2 - The Debtors do not own any real property.  Real estate taxes paid by the Debtors are paid as part of an underlying lease obligation and the failure to pay such lease payments would not result in claims by the taxing authority against the Debtors.
3 - The Debtors believe they are paying all undisputed taxes and preparing and filing all returns when due or obtaining extensions where necessary.

STATUS OF POSTPETITION DEBTS 1, 2, 3
($000's)

	Aged by Due Date
Description	Current	0-30	31-60	61-90	91-120	Over 120	Total
AP Merchandising 4	$6,669	$(9,218)	$(5,080)	$-	$-	$-	$(7,629)
AP Other	1,503	3,859	4,682	-	-	-	10,044
Total Post Petition Debts 1	$8,172	$(5,359)	$(398)	$-	$-	$-	$2,415

Explain how and when Debtor intends to pay any past due post-petition debts.

Notes
1 - The Debtors' net debit accounts payable balance is primarily due to prepayments made to publishers for postpetition orders.
2 - Accounts payable information is as of 3/26/2011.
3 - The Debtors believe they are paying all undisputed postpetition obligations according to terms.  Aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.
4 - The amounts in this table include payments made to vendors in advance of our receipt of goods. Because such payments are classified as “Accounts receivable and other current assets” in the accompanying Balance Sheet under Form MOR-3, the amounts reported under this table will differ from those reported as “Trade accounts payable” on the Balance Sheet. In addition, the “Trade accounts payable” amount includes accruals made for merchandise received prior to the Balance Sheet date, but for which no invoice had been received. Certain of these accruals are not included in the amounts shown under this Form MOR-4

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING 1, 2
($000's)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$6,487
Plus: Amounts billed during the period	1,244
Less: Amounts collected during the period	(367)
Less: Amounts written off or returned during the period	(983)
Less: Bad Debt Estimate	(443)
Change in store accounts receivable, net	(549)
Total Accounts Receivable at the end of the reporting period	$5,938

Accounts Receivable Aging	Mar-11
0-30 days old	$1,644
31-60 days old	899
61-90 days old	1,651
91-120 days old	1,195
121+ days old	992
Total Aged Accounts Receivable	6,381

Less: Bad Debts (Amounts considered uncollectible)	(443)
Net Accounts Receivable	$5,938

Notes
1 - Accounts receivable information is as of 3/26/2011.
2 - “Accounts receivable and other current assets” in the accompanying Balance Sheet under Form MOR-3 includes certain items not included in this table, including various prepaid asset amounts (including prepaid debt issuance costs relating to our debtor-in-possession financing facility, prepaid merchandise inventories, and prepaid supplies).

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

PAYMENTS TO INSIDERS 1

Name	Type of Payment	Amount Paid	Total Paid to Date
None		$0	$0
Total Payments to Insiders		$0	$0

Notes
1 - Payments to insiders excludes ordinary wages, board fees, benefits and expense reimbursements that occurred during the reporting period.

PAYMENTS TO PROFESSIONALS

Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid	Total Paid To Date	Total Incurred & Unpaid
None		$0	$0	$0	$0
Total Payments to Professionals		$0	$0	$0	$0

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS
($000's)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Reporting Period
DIP Principal - Term Loan 1	N/A	$6,025
DIP Principal - Revolver 2	N/A	27,812
DIP Interest - Term Loan	$225	225
DIP Interest - Revolver	$284	284
Leases Payable 3	$34,894	45,474
Adequate Assurance Payments - Utilities 4	N/A	2,342
Total Payments		$82,162

Notes
1 - Principal payments on the DIP term loan are made based on proceeds from fixed assets sales, net of fees.
2 - Available funds are swept daily to repay principal under the DIP.
3 - Lease payments reflect certain payments made in late March 2011 for rent due in early April 2011.
4 - Adequate assurance payments reflect payments made up to and including 4/2/11.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	2/16/11 - 3/26/11

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?		X
3	Are the Debtors delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or have the Debtors received notice of expiration or cancellation of such policies?		X
5	Are the Debtors delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtors from any party?	X
16	Are the Debtors delinquent in paying any US Trustee fees?		X
17	Are the Debtors delinquent with any Court-ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations
1	The Debtors have sold assets pursuant to the Order Approving Agency Agreement, Store Closing Sales and Related Relief entered under Docket #91 on February 18, 2011.
6	The Debtors have made payments on account of pre-petition liabilities in accordance with Orders of the Bankruptcy Court specifically authorizing payment of such liabilities.
10	The Debtors do not own real property.
12
The Debtors have paid certain pre-petition taxes as permitted under the Final Order Pursuant to 11 U.S.C. Section 105(a), 363(b), 507(a)(8) and 541 and Fed. R. Bankr. P. 6003 and 6004 Authorizing Debtors to Pay Prepetition Taxes and Assessments entered under Docket #388 on March 15, 2011.

15	The Debtors entered into a debtor-in-possession financing arrangement with GA Capital and GE Capital during the reporting period.